Accounts Receivable, Net of Allowance, Contract Assets and Liabilities, and Customer Credit Concentration - Schedule of Net contract assets (Details) - BCP QUALTEK HOLDCO, LLC - USD ($) $ in Thousands	9 Months Ended	12 Months Ended
	Oct. 02, 2021	Dec. 31, 2019	Dec. 31, 2020
Contract assets	$ 157,155	$ 173,734	$ 134,311
Contract liabilities	(14,950)	(18,470)	(14,945)
Contract assets, net	142,205	155,264	$ 119,366
Amount of revenue recognized that was included in contract liabilities	$ 9,589	$ 5,700